UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  MAY 21, 2003
                              --------------------

                             DEL LABORATORIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                    DELAWARE                             1-5439
        -------------------------------         ------------------------
        (State or Other Jurisdiction of         (Commission File Number)
                Incorporation)

                                   13-1953103
                     ---------------------------------------
                     (I.R.S. Employer Identification Number)


                    178 EAB PLAZA, UNIONDALE, NEW YORK 11556
          -------------------------------------------------------------
          (Address, Including Zip Code, of Principal Executive Offices)

                                 (516) 844-2020
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits

           99.1 - Press release issued by Del Laboratories, Inc. on May 21, 2003

ITEM 9. REGULATION FD DISCLOSURE


      On May 21, 2003, Del Laboratories, Inc. issued a press release announcing that it held its Annual Meeting of Shareholders on May 21, 2003 and containing information disclosed in that meeting. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DEL LABORATORIES, INC.

                                               BY:  /S/ ENZO J. VIALARDI
                                               ----------------------------
                                               Enzo J. Vialardi
                                               Executive Vice President and
                                               Chief Financial Officer
Date:  May 22, 2003


                                INDEX TO EXHIBITS


EXHIBIT NUMBER                     DESCRIPTION
--------------                     -----------

    99.1 Press Release issued by Del Laboratories, Inc., dated May 21, 2003, reporting Del's Annual Meeting of Shareholders held on May 21, 2003.

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